Lender Presentation Mitel Networks March 31, 2015 Exhibit 99.1

|   ©2015 Mitel. Proprietary and Confidential.
SAFE HARBOR STATEMENT
Forward Looking Statements

This presentation includes references to non-GAAP financial measures including adjusted EBITDA, non-GAAP net income and non-GAAP operating expenses.
Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. We use these non-GAAP financial measures to assist management and investors in understanding our past financial performance and prospects for the future, including changes in our operating results, trends and marketplace performance, exclusive of unusual events or factors which do not directly affect what we consider to be our core operating performance. Non-GAAP measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods. Investors are cautioned that non-GAAP financial measures should not be relied upon as a substitute for financial measures prepared in accordance with generally accepted accounting principles.
Some of the statements in this presentation are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, and are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-
looking statements include: the inherent uncertainty associated with financial or other projections; the integration of Mavenir and the ability to recognize the anticipated benefits from the acquisition of Mavenir; the ability to obtain required regulatory approvals for the exchange offer and merger, the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the expected benefits of the acquisition of
Mavenir; the risk that the conditions to the exchange offer or merger are not satisfied on a timely basis or at all and the failure of the exchange offer or merger to close for any other reason; risks relating to the value of the Mitel common shares to be issued in connection with the exchange offer and merger; the anticipated size of the markets and continued demand for Mitel and Mavenir products and the impact of competitive products and pricing that could result from the announcement of the acquisition of Mavenir; access to available financing on a timely basis and on reasonable terms, including the refinancing of Mitel’s debt to fund the cash portion of the consideration in connection with the exchange offer and merger; Mitel's ability to achieve or sustain profitability in the future since its acquisition of Aastra; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions, particularly in connection with the Ukraine and the Middle East; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to implement and achieve its business strategies successfully. Additional risks are described under the heading "Risk Factors" in Mitel's Annual Report on
Form 10-K for the year ended December 31, 2014, filed with the SEC on February 26, 2015, and in Mavenir’s Annual Report on Form 10-K for the year ended
December 31, 2014, filed with the SEC on March 3, 2015. Forward-looking statements speak only as of the date they are made. Except as required by law, Mitel does not have any intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.
Non-GAAP Financial Measurements

|   ©2015 Mitel. Proprietary and Confidential.
Presenters
Mitel
Steve Spooner
Chief Financial Officer
Richard McBee
President, Chief Executive Officer and
Member of the Board of Directors
Mavenir
Pardeep Kohli
President, Chief Executive Officer and
Member of the Board of Directors
Terry Hungle
Chief Financial Officer

|   ©2015 Mitel. Proprietary and Confidential.
Agenda
• Transaction Overview
• Mitel Business Overview
• Mavenir Business Overview
• Transaction Rationale
• Financial Overview
• Key Credit Highlights
• Syndication Overview

| ©2015 Mitel. Proprietary and Confidential. Transaction Overview 5

|   ©2015 Mitel. Proprietary and Confidential.
Transaction Overview
• On March 2
nd
, 2015, Mitel Networks Corporation (the “Company” or “Mitel”), announced it had entered into a definitive merger agreement to acquire the outstanding shares of Mavenir Systems, Inc. (the
“Target” or “Mavenir”)
• Acquisition valued at $559mm, or 4.3x FY 12/31/14 Mavenir sales of $130mm
• Purchase consideration is a mix of $350mm in cash and $208mm in equity
• Pro Forma shareholder ownership of 84% Mitel and 16% Mavenir
• Combined company Pro Forma Adjusted EBITDA of $184mm
• Combination creates a global leader in converged IP communications for enterprises, service providers and mobile operators
• Upon closing, Mavenir will become the mobile business of Mitel, operating under the brand
Mavenir
• As part of this transaction, the Company will refinance Mitel’s existing Credit Facilities with the following Senior Secured Credit Facilities:
• $50mm Senior Secured Revolving Credit Facility
• $650mm Senior Secured Term Loan B
• Expected net leverage at close of 3.2x

• The transaction is expected to close in late April

|   ©2015 Mitel. Proprietary and Confidential.
Sources & Uses and Pro Forma Capitalization
Pro Forma Capitalization
Sources and Uses

($ in millions)
Sources of Funds Amount Uses of Funds Amount
New Revolver ($50 mm) $0.0 Mavenir Purchase Price $558.7
New First Lien Term Loan B 650.0 Repayment of Mavenir Debt 26.8
Cash From Balance Sheet 48.7 Refinance Existing Mitel Debt 279.1
Equity Issuance 208.4 Fees, Expenses & OID 42.4
Total Sources $907.0 Total Uses $907.0
Note: Mavenir purchase price calculation assumes Mitel stock price of $10.19 per share as of close on March 27, 2015.
Pro Forma
($ in millions) Rating Maturity 12/31/2014
Cash CFR: B2 / B+ $71.7
Revolver ($50 mm) 5 years $0.0
New First Lien Term Loan B Ba3 / B+ (RR 3) 7 years 650.0
Total First Lien Debt $650.0
Capital Leases -- -- 13.1
Total Debt $663.1
PF Adj. EBITDA  $184.0
Credit Statistics
Total Debt / PF Adj. EBITDA  3.6x
Net Debt / PF Adj. EBITDA  3.2x

|   ©2015 Mitel. Proprietary and Confidential.
Pro Forma Corporate Structure (1)
Mavenir U.S.
Subsidiaries
Mitel U.S. Subsidiaries
Borrower
Guarantor, subject to
customary exclusions for
immaterial subsidiaries, and
customary “guaranty and
security principles.”
Guarantor, subject to
customary exclusions for
immaterial subsidiaries.
(1) Simplified for illustrative purposes, and after giving effect to (i) the acquisition of Mavenir, (ii) the post-closing reorganization of certain Mavenir subsidiaries and
(iii) post-closing delivery of certain non US and Canadian guarantees and collateral.

New $50M Revolving
Credit Facility
Mitel Networks
Corporation
(Canada)
New $650M Senior
Secured Term B Loan
Mitel U.S. Holdings Inc.
(USA)
Mitel / Mavenir
Non–U.S. Subsidiaries
Mavenir Systems Inc.
(USA)

| ©2015 Mitel. Proprietary and Confidential. Mitel Business Overview 9

| ©2015 Mitel. Proprietary and Confidential. Mitel Today 10

|   ©2015 Mitel. Proprietary and Confidential.
Mitel Overview
Source: Mitel management.
(1) Pro forma for Aastra acquisition.
(2) Pro forma adjusted EBITDA for Mitel includes the results of Aastra from the date of acquisition of January 31, 2014 (11 months) and does not include Aastra's January 2014 results.
Mitel Premise
CY14 Revenue (mm):                 $1,024
% of Total Revenue:           90%
Mitel Overall
CY14 Revenue (mm):
CY14 Revenue Growth:
CY14 Gross Margin:
CY14 Adjusted EBITDA (mm):
Mitel Cloud
CY14 Revenue (mm):         $116
% of Total Revenue:           10%
• MiVoice unified communications platforms
addresses both small business and large
enterprise needs, providing extensive
communication features, robust call
control, and support for a wide range of
innovative desktop devices and
applications
• MiCollab offers an in-office experience
regardless of location / device with tools
such as presence, visual voice mail,
conferencing, and more
• MiContact Center offers solutions that
improve employee productivity and
control operational costs within
businesses of all sizes
• Compatibility with Mitel, third party PBX
and Lync
• Contact center annual revenue of $48
million (included in Premise)
• MiCloud offers a pay-as-you-grow,
cloud-based platform for all business
communication needs
• Cut hardware and IT costs, free up
resources and gain new efficiencies
• Leverage flexible deployment and
migration

(2)
(1)
$1,140
(1%)
53%
$167

|   ©2015 Mitel. Proprietary and Confidential.
(1) As of December 31, 2014
(2) As of March 18, 2015
Mitel’s Financial Strength and Stability

Growing
• $1.1 billion annual revenue
• Global market share gains
• #1 in Europe, Middle East & Africa
• #3 in North America
• #3 Globally (ex-Asia)
Investing
• $420 million in acquisitions since 2013
• $118 million in R&D annually
• Cloud solutions – from small business
to large enterprise
• Contact Center expansion
Strong
• $167 million of Annual EBITDA (1)
• $111 million cash balance (1)
• $1,023 million market cap (2)
Experienced
• Management team with average of
25+ years experience in the industry
including mobile sector
• Track record of successful business
integrations and strong cash flow
generation

|   ©2015 Mitel. Proprietary and Confidential.
Broad Customer / Partner Base
Retail
Professional Services
Manufacturing
Carriers Financial Services
Education / Government

Health Care
Hospitality
Media & Entertainment

|   ©2015 Mitel. Proprietary and Confidential.
Mitel Premise: Large & Consolidating Market
$6.8bn
Market Size
(1)
~2%
Market Growth
(1)
~$1bn
Sales
MiVoice
Call routing software
Communications endpoints
Hardware gateways
MiCollab
Unified messaging
UC & Mobile clients
Web, Video & Audio conferencing
Application & Mobility gateways
Growth Drivers
Int’l Americas
Geographic Mix
(1) Source: IDC and Mitel Management.

39%
61%
1.
Growth of Market from TDM to IP PBX Transition
2.
Proliferation of Enterprise Mobility, Voice and Collaboration
3.
Leveraging Installed Base Post Acquisition
4.
Growth of Software Assurance & Support Revenue
5.
Strong Growth in Europe from Weak Competitors

|   ©2015 Mitel. Proprietary and Confidential.
Mitel Cloud: Fulcrum of Growth
$5.0bn
Market Size
(1)
Market Growth
(1)
~$100mm
Sales
Growth Drivers
Geographic Mix
1. Growth of Public & Private Cloud
2. Transitioning from PBX to Cloud
3. Massive Scale - A leader in Cloud
4. Decoupling of Software from Proprietary Hardware
5. Large European Base Transitioning to Cloud
Number of Cloud Seats
(2)
(1) Source: IDC.
(2) Source: Synergy Research Group as of September 2014.
861
465
357
238
(in thousands)
12%
88%
Int’l Americas
~15%

|   ©2015 Mitel. Proprietary and Confidential.
Mitel Contact Center: Growing Market
$2.7bn
Market Size
(1)
~9%
Market Growth
(1)
$42mm
Sales
Growth Drivers
Geographic Mix
1.
2.
3.
Multi-channel inbound/outbound routing
Interactive Voice Response
Historical, Real Time & Forecast Reports
Workforce Optimization
CRM integration
Agent productivity suite
Compatibility with Mitel, third party PBX and Lync
Int’l Americas
(1) Source: IDC.
48% 52%
Offers for mid market (pre-packaged simplicity) and
enterprise (scale)
MiContact Center
Growth of the Market and growth of ARPU
Increase Contact Center Attachment to Mitel IPT
Attachment of MiContact Center to Lync Enterprise Voice

|   ©2015 Mitel. Proprietary and Confidential.
Mitel Portfolio Differentiation
•
“Best Path to the Cloud”
provides intelligent
migration for Mitel’s massive base and cloud
selling options for the channel: public; private;
and hybrid
•
Broadest portfolio
in the industry comprising
strong offers in all business size segments
with broad regional strength
•
Strong capabilities
in both public and
private mobility provide opportunities for
solution differentiation
• A
“Best of Breed”
approach provides
differentiation opportunities from
“Walled Garden” vendors
August 2014
Mitel

|   ©2015 Mitel. Proprietary and Confidential.
Continued Strong Cloud Growth

Total Cloud Users – Consists of all cloud users, public or private, whether wholesale or retail, and either sold on a recurring revenue or via a perpetual license
Recurring Cloud Users – Customers who purchase Mitel Unified Communications Software As a Service.
That software is hosted and delivered directly from us or our global Service Provider partners
CY14
$116mm
Total Cloud Segment
Revenues
Recurring
Cloud Revenue
$85mm
269,000 1,000,000+
Total Seats Installed
~177,400
Q4 Seats Added
Note: Pro forma for Aastra acquisition.
UP
83%
Y-o-Y
UP
122%
Y-o-Y
As of
December
2014
Recurring Cloud Seats

| ©2015 Mitel. Proprietary and Confidential. Mavenir Business Overview 19

|   ©2015 Mitel. Proprietary and Confidential.
Mavenir Overview
• Wireless pure-play networking solutions provider
• A leading provider of mobile voice, messaging and video solutions
• Capitalizing on two key network trends
• 4G All-IP
• Virtualized, scalable software
• Customer relationships with 15 of the top 20 mobile global operators
• 3 of the top 4 in the US
• 3 of the top 4 in Europe
• Positioned well to drive growth from transition to 4G/VoLTE
• Strong financial profile
• CY 2014 Revenue: $129.8 million, up 28.1% vs. CY13
• ~1,100 employees
• Growing number of carrier footprint wins

| ©2015 Mitel. Proprietary and Confidential. Mavenir – A Leader in Mobility Point S/W-based Solutions Complete S/W Portfolio 21 End to End (proprietary H/W)

|   ©2015 Mitel. Proprietary and Confidential.
Customer Highlights
VoLTE/WiFi
17
RCS
17
CORE
23
Growing Roster of Blue Chip 4G Customers
• 3 of top 4 operators in the US; 3 of top 4 operators in Europe
Diversified 4G Customer Base
• Geographically diverse, as well across product lines
Strong 2G/3G Customer Base
• 15 of top 20 operators globally
2G/3G/4G
130+
Based on Mavenir 2Q2014 data

| ©2015 Mitel. Proprietary and Confidential. Strong/Diverse Customer Base 130+ Customers Globally with over 1bn Subscribers Growing Roster of Tier One Customers for Next Generation 4G Solutions 23

|   ©2015 Mitel. Proprietary and Confidential.
Mavenir’s 4G Solutions Addressing the Opportunity
OSS/BSS
Billing
NMS
SLA
CRM
Voice & Video
Telephony
Server
Enhanced Messaging
IMS-PBX
IMS Core Network
Evolved Packet Core Network
Access Network
Rich Message
Server
Presence
Server
Session
Control
Session
Border
Control
IMS
Centralized
Services GW
Mobility
Management
Entity
SAE
Gateways
Evolved
Packet Date
Gateway
LTE Wi-Fi Fixed Cable
1
Best-in-Breed Wireless
Applications & Services
2
Fully Virtualized Software
Product Portfolio
3
High  Performance Media
Handling Architecture
4
Optimized E2E LTE
Architecture for Voice (R4)

| ©2015 Mitel. Proprietary and Confidential. Speed up to 15x faster Services more revenue Savings less cost Spectrum up to 10x better Why 4G LTE is a Necessity 25

|   ©2015 Mitel. Proprietary and Confidential.
4G LTE Progress
Operators globally
1000+
801
invested in LTE
<5%
445
launched
Connections on
LTE
Source: GSMA, February 2015
2014 – 59.6 million VoLTE subscriptions
2019 – 1.2 billion VoLTE subscriptions
Source: ABI June 2014

|   ©2015 Mitel. Proprietary and Confidential.
Reason Why Mavenir’s Business is Sticky
Mobile operators typically don't change suppliers over the life of a single generation of technology
Higher "stickiness" factor as supplier of application & services due to greater customization and integration with back office infrastructure
Very long commercial tender and vendor selection processes
(typically 12-18 months) make repeating the process cost prohibitive
Mobile operators lack the resources to repeat very long lab
validation and network integration cycles (typically up to 24 months)
Mobile operator reluctance to admit making a mistake in a major decision such as choosing their 4G supplier

Transaction Rationale 28 | ©2015 Mitel. Proprietary and Confidential.

|   ©2015 Mitel. Proprietary and Confidential.
Market Dynamics Driving Change

Commoditization Price Pressure Segmentation
New Service Providers Challenging Traditional
Operators’ Business & Operating Model
Rich services driving usage
Expansion into enterprise
Mobile apps supporting BYOD
Pricing driving residential share
Service ubiquity constraints
Economy of scale challenges
OTT
Operators
Cloud Telephony

|   ©2015 Mitel. Proprietary and Confidential.
Capitalizing on Two Major Trends

Operators are Transforming
Cloud Convergence
CONVERGENCE
Operators
Wireline
Wireless Business
Org Realignment
Wireless and Business
Units Consolidation
New Business
Models
Network
Consolidation
Service
Ubiquity
Adjacency
Expansion, Mergers,
Technology Rationalization
Cloud
Virtualization, NFV, SDN,
Telco Cloud

|   ©2015 Mitel. Proprietary and Confidential.
Convergence Creating Market Opportunity

Business
Operator Enterprise
#1 EMEA/#3 N.A.
PBX/IP PBX
#1 Business Cloud
Communications
GREATER THAN SUM OF ALL PARTS
RELATIONSHIP
VALUE
TECHNOLOGY
Valuable Business Features
Enterprise Relationships
Converged IP Network
Incumbent at Operators
Mass Market Scale
Cloud Infrastructure
Consumer
#2 VoLTE/RCS
Mobile
Infrastructure
Hosted
Business Services
Mobility
UC
Cloud
Seats
Premise
Equipment

|   ©2015 Mitel. Proprietary and Confidential.
Mobilization of Unified Communications
Collaboration
Cloud/Hosted
Contact Center Voice/Video
SERVICES
DELIVERY
Mobile

Mobilization of Unified Communications Across
Industry Verticals and Access Technologies

|   ©2015 Mitel. Proprietary and Confidential.
Mitel
• Growth
Creates three growth pillars with
combined $300mm revenue growing
at >20% YoY
Cloud + Contact Center + Mobility
Supply Operators directly in addition
to Enterprises
• TAM
$14bn increase by 2018
• Portfolio
Accelerates Mobile UC evolution
Introduces highly scalable mobile
platform
Mavenir
• Scale
Grows and diversifies revenue
sources ($1bn+)
Growth in Sales and Operations to
support increased business
Expands global presence via Mitel
channel partners
• Portfolio
Introduces feature rich business
services
Accelerates in-flight Mobile UC and
differentiated end-to-end SIP
Trunking offer
Gains access to robust vertically
integrated Enterprise solutions
Transaction Benefits

|   ©2015 Mitel. Proprietary and Confidential.
Source: Company filings and Wall Street research.
(1) TAM growth includes new Business Services in 2015, which grows from $1.1bn in 2015 to $3.1bn in 2018 at a CAGR of 42%.
Voice
Expertise
Operational
Expertise
• Differentiated and broadest business
IP-voice portfolio in the industry for all
business size segments with broad
regional strength
• Continually expanding margins and increasing
profitability; history of successful synergies
attainment
• Management successfully integrated and realized
synergies from multiple acquisitions
Execution
on Growing
Market
Mitel Skill Set
Premise
Cloud
• Stable and profitable business
• Provides strong cash flow to support high growth
Cloud and Carrier Mobility growth
• Hardware to software transition
• $6.8bn TAM in 2014 growing at ~2% CAGR to
$7.6bn in 2018
• Revenues growing at 24% and exceed 10% of
quarterly revenue
• Positioned to benefit from fast growing market
• Public and private cloud
• $5.0bn TAM in 2014 growing at ~15% CAGR to
$8.7bn in 2018
Mobile
Opportunities
• Mavenir provides key strategic carrier relationships
• Key personnel with expertise in mobile infrastructure
• Strong technology and patents
• Large and rapidly growing market: $2.6bn TAM in
2014 growing at ~52% CAGR to $14.0bn 2018 (1)
• Mitel undergoing successful business transition to
Cloud and Contact Center, two rapidly growing
markets
• Cloud and Contact Center to make up 16% of Mitel
revenue in 2015; Contact Center outpacing market
growth by 3x
• Proven ability to grow faster than market
Leveraging Mitel’s Core Skill Sets

|   ©2015 Mitel. Proprietary and Confidential.
Expanding the Market through Combination
Source: Dell’Oro, Infonetics, MarketsandMarkets.

Additional
TAM from
Mavenir
Mitel
Existing
TAM
($bn)
TAM Expansion
Mobility Contact Center Applications Hosted/Cloud Voice and UC Premise Based IP PBX
19% Pro Forma
‘14 – ’18 CAGR
6.8
7.6
5.0
8.7
2.7
3.9
2.6
14.0
$17.1
$34.2
2014 2018

|   ©2015 Mitel. Proprietary and Confidential.
Source: Mitel and Mavenir management estimates.
Mitel’s Three Strategic Growth Pillars
Mobile/Cloud/Contact Center Represent ~30% Rev Mix

2015 Before 2015 After
Premise Growth Rate: (4%)
Cloud + Contact Center
Growth Rate
>20%
Premise Growth Rate: (4%)
Cloud + Contact Center + Mobility
Growth Rate
>20%
Contact Center
5%
Premise
85%
Represent
16% of
Revenue in
2015
Represent
28% of
Revenue in
2015
Contact
Center
4%
Premise
72%
Cloud
10%
Mobility
14%
Cloud
10%

|   ©2015 Mitel. Proprietary and Confidential.
Mitel / Mavenir Portfolios
Mobile
2G / 3G / 4G / Wi-Fi
MMTEL & 3GPP Services
Converged IP Core
Mavenir
Mitel
• Highly Scalable Mobile Platform
• Converged IP Core Network
• Wireless & Fixed Network Services
• Feature Rich Business Services
• Leading Cloud Telephony Services
• Broad Industry Vertical Solutions

|   ©2015 Mitel. Proprietary and Confidential.
Mitel + Mavenir Portfolio Addresses Convergence
Mobile / Cloud / Fixed
2G / 3G / 4G / Wi-Fi
MMTEL & 3GPP Services
Converged IP Core
Mitel
• Highly Scalable Converged Mobile & Fixed Platform
• Broad Range of Fixed/Cloud Mobile Business Services
• Suite of Converged IP Core Networking Solutions
• Broad Industry Vertical Solutions

| ©2015 Mitel. Proprietary and Confidential. Financial Overview 39

|   ©2015 Mitel. Proprietary and Confidential.
Note: On 3/31/2014, Mitel announced the changing of FYE from April 30 to December 31 . Numbers may not sum due to rounding.
(1) CY 13 and CY 14 results are pro forma for Aastra acquisition.
(2) Pro Forma adjusted EBITDA for Mitel includes the results of Aastra from the date of acquisition of January 31, 2014 (11 months) and does not include Aastra's January 2014 results.
Mitel Historical Financial Overview
$1,156
$1,140
$612
$577
$1,140
$612
($ in millions)
($ in millions)
($ in millions)
($ in millions)
$577
$1,156
(1) (1)
(1)
(1)
(1) (1)

FY 12 FY 13 CY 13 CY 14
Americas EMEA APAC
$429
$412
$498 $489
$163
$149
$621
$614
$20
$16
$36
$37
Revenue by Geography
(1) (1)
(2)
$88
$84
$141
$167
FY 12
FY 13 CY 13 CY 14
Historical Adjusted EBITDA
Revenue by Segment
EBITDA Less Cash Capital Expenditures
FY 12 FY 13 CY 13 CY 14
Premise Cloud
$579
$524
$1,063
$1,024
$33
$53
$93
$116
$74
$72
$130
$153
FY 12 FY 13 CY 13 CY 14
th st

|   ©2015 Mitel. Proprietary and Confidential.
Mavenir Historical Financial Overview
$74
$101
$130
$74
$101
$130
($ in millions)
($ in millions)
($ in millions)
($ in millions)
Note: Mavenir fiscal year ends December 31
st
. Numbers may not sum due to rounding.

FY 2012 FY 2013 FY 2014
Americas EMEA APAC
$37
$48
$71
$21
$38
$41
$16
$15
$18
FY 2012 FY 2013 FY 2014
($10)
($2)
($6)
Revenue by Geography
Historical Adjusted EBITDA
Revenue by Segment
EBITDA Less Cash Capital Expenditures
Software Maintenance
$52
$79
$104
$21
$22
$26
FY 2012 FY 2013 FY 2014
($15)
($5)
($11)
FY 2012 FY 2013 FY 2014

|   ©2015 Mitel. Proprietary and Confidential.
Revenue
($mm)
% of
Revenues
Gross
Margin
% of
Gross
Margin
Outlook Description Customers Competitors
CY 14 CY 14 CY 14 CY 14
Premise Based IP PBX
2014 TAM: $6.8B
’14-’18 CAGR: ~2%
Contact Center Applications
2014 TAM: $2.7B
14-’18 CAGR: ~9%
Premise-based IP platforms
TDM telephony platforms
Desktop devices
Unified communications and
collaboration and contact center
applications
Allstate
Department of
Foreign Affairs,
Canada
NYC Department of
Education
Iowa State
University
Marks & Spencer
Operation Smile
Rimini Street
Team Sport
United States Postal
Service
United Way
Traditional IP
Communications
Vendors: Avaya, Cisco
Systems, Alcatel-Lucent,
NEC, Panasonic,
ShoreTel, Unify
(Siemens Enterprise
Networks), Toshiba
Software Vendors (UCC
Market): Microsoft,
Google
Cloud Vendors: AT&T,
Avaya, Broadsoft,
CBeyond, Cisco
Systems, 8X8, J2 Global,
Ring Central,  Sprint
Nextel, ShoreTel, Unify,
U.S. Telepacific, Verizon,
Vonage, West IP
Communications, XO
Holding
Premise
Based IP
PBX
$1023.8 80.6% 53.3% 80.7%
Contact
Center
Hosted
/Cloud
Voice and
UC
$116.1 9.1% 50.3% 8.6%
Hosted /Cloud Voice and UC
2014 TAM: $5.0B
’14-’18 CAGR: ~15%
MiCloud – Retail Cloud Offering:
Hosted cloud & related services, UCC
applications, voice & data
telecommunications and desktop
devices
Powered by Mitel – Wholesale
Offering: PBX, voice & video calling,
SIP Trunking, voicemail, call center,
audio conferencing and video & web
collaboration services
Mobility
$129.8 10.2% 55.7% 10.7%
Mobility
2014 TAM: $2.6B
’14-’18 CAGR: ~52%
Rich communications and cloud-based
services:
Carrier-grade, integrated
communication services
IP-based voice, video, rich
communications and enhanced
messaging services
Single identity across multiple devices
and services
Interworking with legacy SMS
AT&T
Deutsche Telekom
H3
MTS
MetroPCS / T-
Mobile
Orange
Tele2
Telestra
Vodafone
Network Infrastructure
Providers: Alcatel-
Lucent, Ericsson, Nokia
Siemens Networks,
Huawei
Specialty Solution
Providers: Acme
Packet, Broadsoft, Sonus
Networks, Metaswitch,
Comverse, Acision

Combined Company Overview
(1) CY 14 is pro forma for Aastra acquisition.
(2) Source: IDC.
(2)
(2)
(2)
(1) (1) (1) (1)

|   ©2015 Mitel. Proprietary and Confidential.
(1) FY 13 and FY 14 Mitel results are for the 12 months ended April 30 th
and Mavenir results are for the 12 months ended December 31
st
.
(2) CY 13 and CY 14 Mitel results are pro forma for Aastra acquisition.
(3) Pro forma adjusted EBITDA for Mitel includes the results of Aastra from the date of acquisition of January 31, 2014 (11 months) and does not include Aastra's January 2014 results.
(4) Pro forma for purchase price accounting adjustment related to the fair value of deferred revenue.
Pro Forma Historical Financial Overview
Historical Adjusted EBITDA
Revenue by Geography
Revenue by Company
EBITDA Less Cash Capital Expenditures
$1,257
$1,266
$686
$678
$1,266
$686
($ in millions)
($ in millions)
($ in millions)
($ in millions)
$678
$1,257
$78
$82
$139
$184
(2) (2)
(2) (2)
(2) (2)
(2) (2)
(1) (1)
(1) (1)
(1) (1)
(1) (1)
(4)
(4)
(3)

$88
$84
$141
$167
$(10)
$(2) $(2)
$(6)
$23
FY 12 FY 13 CY 13 CY 14
Mitel Mavenir Synergies Adjustment
$ 59
$ 67
$ 125
$ 165
FY 12 FY 13 CY 13 CY 14
$466 $460
$547
$556
$184
$187
$660
$655
$36
$31
$51
$54
FY 12 FY 13 CY 13 CY 14
Americas EMEA APAC
$612
$577
$1,156
$1,140
$74
$101
$101 $126
FY 12 FY 13 CY 13 CY 14
Mitel Mavenir
Note: On 3/31/2014, Mitel announced the changing of FYE from April 30 th
to December 31
st
. Mavenir fiscal year ends December 31
st
. Numbers may not sum due to rounding.

|   ©2015 Mitel. Proprietary and Confidential.
Synergy Realization from Mavenir

($ in millions) ($ in millions)
($ in millions)
Synergy P&L Item 2015 2016 2017 2018
Replace Sonus SBC used in Mitel Cloud data centers with Mavenir COGS $ 0.1       $ 0.3       $ 0.3       $ 0.3
3rd party product cost avoidance COGS    -         2.0          3.0          5.0
G&A overlap G&A    -         1.8          3.5          3.5
Eliminate duplicate public company costs G&A 0.2          0.4          0.4          0.4
Insource Mitel HCL and Wipro R&D in India R&D 0.5          3.3          3.3          3.3
Leverage low cost R&D capabilities in India R&D 2.5          4.8          4.8          4.8
Eliminate duplicate facility spend R&D 0.5          1.0          1.0          1.0
R&D cost avoidance re: mobile PBX (leverage Mitel's Telepo solution) R&D 2.0          5.0          5.0          5.0
Estimated Synergies $5.8 $18.7 $21.4 $23.4
Estimated Synergies Estimated Cost to Execute Synergies
($14.5)
($11.8)
2015 2016
$5.8
$18.7
$21.4
$23.4
2015 2016 2017 2018

|   ©2015 Mitel. Proprietary and Confidential.
Aastra Synergy Update
•
Continually expanding margins and increasing
profitability; history of successful synergy attainment
•
Management has successfully integrated and realized
synergies from multiple acquisitions, including the
January 2014 acquisition of Aastra
•
Disciplined approach to integration:
•
Integration Management Office (IMO) steering
committee removes roadblocks, sets tone, ensures
cultural mesh, and monitors for success
•
Weekly status calls including VP IMO and
integration team leads ensures commitment
timelines and synergy targets
•
Utilizes Bain toolset and best practices
Synergy Realization for Aastra Acquisition
•
Initial estimate at time of acquisition in January 2014 was for $50M in synergies to be realized by 2016
•
In May 2014 the initial synergy estimate was increased 50% to $75M
•
As of 12/31/14, Mitel had already actioned annualized synergies of
$73mm
Mitel Operational Excellence
Total: $73mm
Deleveraging Post Aastra Acquisition
•
As a result of the better than expected synergies  and
strong free cash flow, Mitel has repaid ~$75mm of the
$355mm TLB raised in 2014

Note: Represents executed synergies and related costs for 2014 only.
Synergies Breakdown
by Department ($mm)
Synergies Breakdown
by Category ($mm)
G&A
$ 10
14%
COGS
$ 31
43%
S&M
$ 21
28%
R&D
$ 11
15%
Cost to Execute
Synergies: $62mm
Non-
Headcount
$26
36%
Headcount
(HC)
$47
64%
Facility
restructuring
$ 4
7%
Integration
costs
$ 23
37%
Severance
$ 35
56%

| ©2015 Mitel. Proprietary and Confidential. Key Credit Highlights 46

|   ©2015 Mitel. Proprietary and Confidential.
Credit Highlights

Enhanced Scale
Strong
Technology
Leadership
Well Positioned
to Address
Convergence
• Combined Company becomes a leader in next generation enterprise, mobile and cloud communications
• Mitel – 1mm+ cloud seats, 2,500 channel partners, $1.1bn revenue, 60mm+ end-user customers
• Mavenir – Partners with 3 of the top 4 operators in the US, 3 of the top 4 in Europe, and 15 of the top 20 globally, $130mm revenue growing at 30%, 130+ customers and over 1bn 4G subscribers under contract
• Mitel's voice expertise
• Differentiated and broadest enterprise IP-voice portfolio in the industry for all business size segments with broad regional strength; 1,600+ patents
• Mavenir's mobile expertise
• Best-in-breed wireless applications & services
• Fully virtualized software product portfolio
• High performance media handling architecture for SBC, EPC
• Optimized E2E LTE architecture for VoLTE
• Positioned to capitalize on the evolution in the service provider landscape through the convergence of enterprise and mobile communications and the evolution of software based networks
• Mitel is #1 in Business Cloud Communications and #1 EMEA/#3 N.A./#3 Globally (ex-Asia) in
PBX/IP PBX
• Mavenir is a global leader in VoLTE/RCS

Credit Highlights (cont’d)
Mitel Execution in
Growing Markets
• Mitel undergoing successful expansion into Cloud and Contact Center, two rapidly growing markets
• Cloud and Contact Center expected to make up 16% of Mitel revenue in 2015; Contact Center outpacing market growth by 3x
• Proven ability to grow faster than market
Mitel / Mavenir
Attractive End
Markets
• Premise: $6.8bn market in 2014 growing at ~2% CAGR to $7.6bn in 2018
• Cloud: $5.0bn market in 2014 growing at ~15% CAGR to $8.7bn in 2018
• Mobile: $2.6bn market in 2014 growing at ~52% CAGR to $14.0bn in 2018
(2)
• Contact Center: $2.7bn TAM in 2014 growing at ~9% CAGR to $3.9bn in 2018
Mitel Operational
Excellence
• Strong track record of expanding margins and increasing profitability
• Management successfully integrated and realized synergies from multiple acquisitions (e.g.,
Aastra)
• Significant scale increase from LTM revenue of $580mm before Aastra acquisition to $1.1bn currently
• Well received deleveraging through debt paydown: 2.6x at Aastra acquisition to current 1.5x
(1)
Source: IDC, Management Presentation, Company filings.
(1) Indicates Debt/LTM EBITDA per 12/31/14 compliance certificate.
(2) TAM growth includes new Business Services in 2015, which grows from $1.1bn in 2015 to $3.1bn in 2018 at a CAGR of 42%.

|   ©2015 Mitel. Proprietary and Confidential.

| ©2015 Mitel. Proprietary and Confidential. Appendix 49

|   ©2015 Mitel. Proprietary and Confidential.
Adjusted EBITDA Reconciliation
(1) Pro forma adjusted EBITDA for Mitel includes the results of Aastra from the date of acquisition of January 31, 2014 (11 months) and does not include Aastra's January 2014 results.

($ in millions) Fiscal Year Ended
December 31, 2014
Mitel
Mitel Net Income (Loss) $ (7.3)
Interest expense 21.0
Income tax expense (recovery) (22.9)
Foreign exchange loss (gain) (3.9)
Debt and warrant retirement costs 16.2
Amortization and depreciation 75.9
EBITDA 79.0
Special charges and restructuring costs 72.7
Stock-based compensation 6.1
Acquisition accounting for deferred revenue 9.1
Mitel Adjusted EBITDA
(1)
$ 166.9
Mavenir
Mavenir Net Income (Loss) $ (26.0)
Interest expense 2.0
Income tax expense (recovery) 0.5
Amortization and depreciation 5.4
EBITDA (18.1)
Loss on early extinguishment of debt 1.8
Foreign exchange loss (gain) 4.7
Stock-based compensation 4.6
Acquisition related transaction and restructuring costs 0.8
Mavenir Adjusted EBITDA $ (6.3)
Pro Forma Combined Company
Adjusted EBITDA before Synergies $ 160.6
Mavenir synergies adjustment 23.4
Adjusted EBITDA post Synergies $ 184.0